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                                                                  EXHIBIT 3.B(2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-6 of our report dated February 20, 2001, relating to the financial statements of AIM Summit Investors Plans II, which appear in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 21, 2001